SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported) : October 25, 1999


SSB Vehicle Securities, Inc. BMW Vehicle Owner Trust 1999-A (formed pursuant to the Trust Agreement between Wilmington Trust company, as owner Trustee, and SSB Vehicle Securities, Inc.)

                           SSB Vehicle Securities Inc.
             (Exact name of registrant as specified in its charter)


       Delaware                     333-63005-01                  N/A
     (State or other          (Commission File Number)       (IRS Employer
     jurisdiction of                                       Identification No.)
     incorporation)


c/o The Chase Manhattan Bank, as Indenture Trustee
450 West 33rd Street
New York, New York                                             10001
(Address of principal executive offices)                       (Zip Code)


       Registrant's telephone number, including area code : (212) 783-7000

                                       N/A
         (Former name or former address, if changed since last report.)



                                   Page 1 of 4
                                                  This report consists of 8
                                                 consecutively numbered pages.

Item 5.    Other Events.

     This report and the attached exhibit is being filed pursuant to "no-action" positions taken by the Securities and Exchange Commission with respect to alternative means of satisfying the Registrant's reporting obligations under the Securities Exchange Act of 1934, as amended, with respect to the Registrant's BMW Vehicle Owner Trust 1999-A (the "Trust"). On September 29, 1999 SSB Vehicle Securities, Inc. entered into a sale and servicing agreement dated as of September 1, 1999 between SSB Vehicle Securities, Inc., as depositor, BMW Vehicle Owner Trust 1999-A, as issuer, BMW Financial Services NA, Inc., as a seller and servicer, BMW FS Funding Corporation, as a seller, and The Chase Manhattan Bank as indenture trustee. On October 25, 1999, BMW Financial Services NA, Inc. (seller and servicer) distributed the Monthly Securityholders' Statement for the October 25, 1999, Distribution Date (the "Monthly Report") to the holders of securities issued by the Trust. Specific information with respect to the distributions is filed as Exhibit 99.1. No other reportable transactions or matters have occurred during the current reporting period.


Item 7.    Financial Statements and Exhibits.

           (a)   Not applicable

           (b)   Not applicable

           (c)   The following exhibits are filed as part of this report:

                 Monthly Securityholders' Statement for the October 25, 1999, Distribution Date filed as Exhibit 99.1 hereto.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     SSB VEHICLE SECURITIES INC.


Date:    November 12, 1999          By:  /s/ Ted Yarbrough
                                        Ted Yarbrough
                                        Assistant Vice President

INDEX TO EXHIBITS


      Exhibit
      Number                  Description of Exhibits                    Page

        99.1             Monthly Securityholders' Statement for            5
                         the October 25, 1999, Distribution Date

                                  Exhibit 99.1

              Monthly Securityholders' Statement on October 25, 1999

=================================================================================================================================
                                                   BMW Vehicle Owner Trust 1999-A
=================================================================================================================================
Collection Period Ending 09/30/1999
Distribution Date:  10/25/1999

---------------------------------------------------------------------------------------------------------------------------------
Balances
---------------------------------------------------------------------------------------------------------------------------------

                                                                    Initial     Period End
    Initial Receivables                                      $1,000,392,272   $966,053,113
    Pre-Funding Account                                        $112,777,957   $112,777,957
    Capitalized Interest Account                                 $2,509,221     $2,174,284
    Reserve Account                                             $37,514,710    $38,967,842
    Certificate Interest Reserve Account                         $1,153,970     $1,153,970
    Yield Supplement Overcollateralization                      $18,170,230    $18,170,230
    Class A-1 Notes                                            $190,000,000   $155,660,841
    Class A-2 Notes                                            $400,000,000   $400,000,000
    Class A-3 Notes                                            $300,000,000   $300,000,000
    Class A-4 Notes                                            $171,600,000   $171,600,000
    Class B Certificates                                        $33,400,000    $33,400,000


   Current Collection Period
   ------------------------------------------------------------------------------------------------------------

   Beginning Receivables Outstanding                         $1,000,392,272
   Calculation of Total Distribution Amount
       Regular Principal Distributable Amount
          Receipts of Scheduled Principal                       $19,527,289
          Receipts of Pre-Paid Principal                        $14,811,870
          Principal Balance Allocable to Liquidated Receivables          $0
          Principal Balance Allocable to Purchased Receivables           $0
          Deposit from Pre-Funding Account                               $0
       Total Receipts of Principal                              $34,339,159

       Interest Distribution Amount
         Receipts of Interest                                    $6,307,008
         Servicer Advances                                         $520,211
         Interest Allocable to Liquidated Receivables                    $0
         Accrued Interest on Purchased Receivables                       $0
         Recoveries                                                      $0
         Net Investment Earnings                                    $44,166
      Total Receipts of Interest                                 $6,871,385

       Release from Yield Supplement Overcollateralization               $0
       Release from Capitalized Interest Account                   $334,937
       Release from Reserve Account                                      $0
       Release from Certificate Interest Reserve Account                 $0

    Total Distribution Amount                                   $41,545,482

    Ending Receivables Outstanding                             $966,053,113

   Collection Account
   ------------------------------------------------------------------------------------------------------------

    Deposits to Collection Account                              $41,545,482
    Withdrawals from Collection Account
       Servicing Fees                                              $833,660
       Noteholder Interest Distribution                          $4,752,846
       Noteholder Principal Distribution                        $34,339,159
       Certificateholder Interest Distribution                     $166,685
       Certificateholder Principal Distribution                          $0
       Reserve Account Deposit                                   $1,453,132
       Certificate Interest Reserve Deposit                              $0
       Unpaid Trustee Fees                                               $0
    Total Distributions from Collection Account                 $41,545,482
    Excess Funds Released to Servicer                                    $0

             ----------------------------------------------------------------------------------------------------------
                                                                 Page 6 of 8

=================================================================================================================================
                                                   BMW Vehicle Owner Trust 1999-A
=================================================================================================================================
Collection Period Ending 09/30/1999
Distribution Date:  10/25/1999

   Note Distribution Account
   ------------------------------------------------------------------------------------------------------------

      Amount Deposited from the Collection Account                $39,092,005
      Amount Deposited from the Reserve Account                            $0
      Amount Paid to Noteholders                                  $39,092,005

   Certificate Distribution Account
   ---------------------------------------------------------------------------------------------------------------
      Amount Deposited from the Collection Account                   $166,685
      Amount Deposited from the Reserve Account                            $0
      Amount Deposited from the Certificate Interest Reserve Account       $0
      Amount Paid to Certificateholders                              $166,685

Distributions
---------------------------------------------------------------------------------------------------------------------------
    Monthly Principal Distributable Amount                         Current Payment     Ending Balance  Per $1,000   Factor
    Class A-1 Notes                                                    $34,339,159       $155,660,841     $180.73   81.93%
    Class A-2 Notes                                                             $0       $400,000,000       $0.00  100.00%
    Class A-3 Notes                                                             $0       $300,000,000       $0.00  100.00%
    Class A-4 Notes                                                             $0       $171,600,000       $0.00  100.00%
    Class B Certificates                                                        $0        $33,400,000       $0.00  100.00%

    Interest Distributable Amount                                  Current Payment         Per $1,000
    Class A-1 Notes                                                       $773,933              $4.07
    Class A-2 Notes                                                     $1,779,556              $4.45
    Class A-3 Notes                                                     $1,388,833              $4.63
    Class A-4 Notes                                                       $810,524              $4.72
    Class B Certificates                                                  $166,685              $4.99

Carryover Shortfalls
---------------------------------------------------------------------------------------------------------------------------
                                                            Prior Period Carryover    Current Payment           Per $1,000
    Class A-1 Interest Carryover Shortfall                                      $0                 $0          $0
    Class A-2 Interest Carryover Shortfall                                      $0                 $0          $0
    Class A-3 Interest Carryover Shortfall                                      $0                 $0          $0
    Class A-4 Interest Carryover Shortfall                                      $0                 $0          $0
    Certificate Interest Carryover Shortfall                                    $0                 $0          $0

   Receivables Data
   --------------------------------------------------------------------------------------------------------------------------

                                                                   Beginning Period                   Ending Period
      Number of Contracts                                                    49,533             48,546
      Weighted Average Remaining Term                                          44.5               43.0
      Weighted Average Annual Percentage Rate                                 7.90%              7.89%
      Aggregate Principal Balance of Deferred Receivables                        $0                 $0
      Number of Deferred Contracts                                                0                  0

      Delinquencies Aging Profile End of Period                       Dollar Amount         Percentage
         Current                                                       $891,346,347             92.27%
         1-29 days                                                      $65,398,229              6.77%
         30-59 days                                                      $9,106,434              0.94%
         60-89 days                                                        $202,104              0.02%
         90 + days                                                               $0              0.00%
         Total                                                         $966,053,113            100.00%
         Delinquent Receivables +30 days past due                        $9,308,538              0.96%


             ----------------------------------------------------------------------------------------------------------
                                                                 Page 7 of 8

=================================================================================================================================
                                                   BMW Vehicle Owner Trust 1999-A
=================================================================================================================================
Collection Period Ending 09/30/1999
Distribution Date:  10/25/1999

      Liquidated Receivables
         Beginning Period Liquidated Receivables                                 $0
         Current Period Liquidated Receivables                                   $0
         Cumulative Liquidated Receivables                                       $0

         Recoveries                                                              $0

      Realized Losses
         Beginning Period Realized Losses                                        $0
         Current Period Realized Losses                                          $0
         Cumulative Realized Losses                                              $0

      Repossessions                                                   Dollar Amount              Units
         Beginning Period Repossessed Receivables Balance                        $0                  0
         Ending Period Repossessed Receivables Balance                     $139,304                  6
         Principal Balance of 90+ Day Repossessed Vehicles                       $0                  0

   Yield Supplement Overcollateralization
   --------------------------------------------------------------------------------------------------------------------------
      Beginning Period Required Amount                                  $18,170,230
      Beginning Period Amount                                           $18,170,229
      Ending Period Required Amount                                     $17,512,441
      Ending Period Amount                                              $18,170,230
      Next Distribution Date Required Amount                            $16,888,112

   Capitalized Interest Account
   --------------------------------------------------------------------------------------------------------------------------
      Beginning Period Required Amount                                   $2,509,221
      Beginning Period Amount                                            $2,509,221
      Net Investment Earnings                                                  $720
      Current Period Release for Deposit to Collection Account             $334,937
      Ending Period Required Amount                                      $2,174,284
      Ending Period Amount                                               $2,174,284

   Pre-Funding Account
   --------------------------------------------------------------------------------------------------------------------------
      Beginning Period Amount                                          $112,777,957
      Net Investment Earnings                                               $32,353
      Release to Servicer for Additional Loans                                   $0
      Ending Period Amount                                             $112,777,957

   Reserve Account
   --------------------------------------------------------------------------------------------------------------------------
      Beginning Period Required Amount                                  $37,514,710
      Beginning Period Amount                                           $37,514,710
      Net Investment Earnings                                               $10,762
      Current Period Deposit                                             $1,453,132
      Current Period Release for Deposit to Collection Account                   $0
      Ending Period Required Amount                                     $48,302,656
      Ending Period Amount                                              $38,967,842

   Certificate Interest Reserve Account
   --------------------------------------------------------------------------------------------------------------------------
      Beginning Period Required Amount                                   $1,153,970
      Beginning Period Amount                                            $1,153,970
      Net Investment Earnings                                                  $331
      Current Period Deposit                                                     $0
      Current Period Release for Deposit to Certificate Distribution Account     $0
      Ending Period Required Amount                                      $1,153,970
      Ending Period Amount                                               $1,153,970

             ----------------------------------------------------------------------------------------------------------
                                                                 Page 8 of 8

